Exhibit 21

Subsidiaries of the Registrant

Name of Subsidiary:	State or Country Under Laws of Which Organized
1031 Corp.	Pennsylvania
1031 Facilitators, Inc.	Oregon
1031 USA, LLC	Pennsylvania
A+ Escrow	California
AB Metro Title Agency, LLC	Michigan
Abstract First, LLC	Delaware
Abstracters' Information Service, Inc.	New York
Accu-Search, Inc.	New Jersey
Action Abstract Associates	Pennsylvania
Advance Title, Inc.	Florida
Agency Records, Inc.	Connecticut
Alachua County Abstract	Florida
Albany County Title, Inc.	Wyoming
All American Title	Indiana
All New York Title Agency, Corp.	New York
Allegiance Title Company	Texas
Alliance Home Warranty, Inc.	Utah
Allied Trustee Services, Inc.	California
Alstrom Title Co. Inc.	Kansas
American Driving Records, Inc.	California
American Escrow Company	Texas
American Property Exchange, Inc	Washington
American Title Corporation	Wisconsin
Androscoggin Title Company, Inc.	Maine
APEX Accommodation, Inc.	Washington
APEX Art, Inc.	Washington
APEX Park Five, LLC (OR)	Oregon
APEX Park Four, LLC (OR)	Oregon
APEX Park Four, LLC (WA)	Washington
APEX Park One, LLC	Washington
APEX Park Seven, LLC (OR)	Oregon
APEX Park Six, LLC (OR)	Oregon
APEX Park Three, LLC (OR)	Oregon
APEX Park Three, LLC (WA)	Washington
APEX Park Two, LLC (OR)	Oregon
APEX Park Two, LLC (WA)	Washington
Arbor Title Company, LLC	Michigan
Associated Financial Title Agency, L.C.	Florida
Associated Title Insurance Agency, LLC	Delaware
ATI Closing, LC	Iowa
ATI of Nevada, Inc.	Nevada
ATI Title Agency of Arizona, Inc.	Arizona
ATI Title Company of Ohio, Inc.	Ohio
ATI Title of Arizona, Inc.	Arizona
ATI Title of California, Inc.	California
ATI Title, LLC	Delaware
Atlantic Title Company, Inc.	Maine
Attorneys Abstract, Inc.	New York
Attorneys Title Corporation	Washington, DC
Attorneys Title Services, Inc.	Massachusetts
Attorneys Title, Inc.	Michigan
Augusta Financial, LLC	California
Background Information Services	Texas
BackTrack Reports, Inc.	New York
Barton County Abstract & Title Company	Kansas
Basis 100 Corporation	California
Basis 100, Inc.	Canada
Bayshore Title Company	Florida
BCE of Panama City, Inc.	Florida
Bienville Properties, Inc.	Louisiana
Big Horn Land Title Company	Wyoming
Blyar Financial, Inc.	Florida
Brokers Title, Inc.	Virginia
Buckley & Associates, Inc.	California
Burrows Closing Management Corporation	California
Burton Abstract & Title Company	Michigan
Business Tax Credit Corporation	California
Cajon Hills Escrow Company	California
Caldwell County Abstract Company, Inc.	Texas
Camas Heights Corporation	Washington
Cambridge Title Company, LLC	Michigan
Campbell Abstract, Inc.	Kansas
Campbell County Abstract Company	Wyoming
Celtic Title Agency, Inc.	Ohio
Central Iowa Escrow, LC	Iowa
Central Title Company, LLC	Michigan

Centurion Title Agency, LLC	Michigan
Charter Title Company, Inc.	Florida
Chelsea Title Agency of Alabama, LLC	Alabama
Chelsea Title Agency of NW Florida, Inc.	Florida
CIC Enterprises, LLC	Delaware
Citizens Title Company	Texas
CMSI Credit Services, Inc.	Maryland
COFOC Re Captive Insurance Company, Inc.	Arizona
Columbian National Title Insurance Company	Kansas
Columbian Title of Johnson County, Inc.	Kansas
Columbian Title of Kansas City, Inc.	Missouri
Columbian Title of Topeka, Inc.	Kansas
Columbian Title of Wichita, Inc.	Kansas
Commerce Title Agency, Inc.	Ohio
Commercial Title Company	Oregon
Commission Advantage, LLC	Delaware
Compunet Credit Services, Inc.	Arizona
Connecticut Title Services, Inc.	Connecticut
Consolidated Title & Abstract Company	Minnesota
Converse Land Title Company	Wyoming
Cor Title Agency, Ltd	Ohio
Corea Title Company	Korea
CoreFacts, LLC	Washington, DC
Credential Check & Personnel Services, Inc.	Michigan
CreditReportPlus, LLC	Maryland
Crystal River Title Co.	Florida
Current Status, Inc.	New Jersey
CVMS, LLC	Delaware
CYD Acquisition Corporation	Delaware
Daisy Software	Texas
Dallas County Abstract & Title Company, LC	Iowa
Data Tree Corporation	California
Data Tree India Private Limited	India
DataTrace Abstractor Services, LLC	Delaware
DataTrace Information Services II, LLC	Delaware
DataTrace Information Services, LLC	Delaware
Datatree, LLC	California
Del Norte County Title Company	California
Dentex Title Company	Texas
DGAC, LLC	Delaware
Discovery Title Company, LLC	Michigan
DMSK Title Company	Texas
Docu-Search, Inc.	Kentucky
Dorado Network Systems Corporation	California
DP Data Services, Inc.	Washington
DTS Technologies, Inc.	Texas
Eagle Title and Abstract Corporation	Florida
Eappraiseit, LLC	Delaware
East Coast Real Estate Services, LLC	North Carolina
Eaton County Abstract & Title Company	Michigan
EHG, Inc.	Illinois
Eighteen Parked Place, LLC	New Jersey
Elam & Miller, P.S.C.	Kentucky
Eleven Parked Place, LLC	Pennsylvania
Elite Abstract, LLC	Tennessee
Empire Title Company	California
Employee Health Programs (UK), Ltd	United Kingdom
Employee Health Programs, Inc.	Florida
Employee Information Services, Inc.	Delaware
Escrow Partners, Inc.	Washington
Escrow Transfer Inc.	California
Eureka Title Company	California
Excelis, Inc.	Florida
Executive Title Company (Cornerstone)	California
F.A.E.O.C.1, LLC	Delaware
F.A.E.O.C.2, LLC	Delaware
F.S.T Financial Services	California
FACBS, LLC	California
Factual Business Information, Inc.	Florida
Fairbanks Title Agency, Inc.	Alaska
FATC of Bonners Ferry	Idaho
FCT Valuation Services, Inc.	Canada
Fidelity Metropolitan Title, LLC	Michigan
Fidelity Title and Guaranty Company	Florida
Financial Title, LLC	Michigan
First Advantage Background Services Corporation	Florida
First Advantage Canada	Canada
First Advantage Corporation	Delaware
First Advantage Enterprise Screening Corp.	Delaware
First Advantage Public Records, LLC	Delaware
First American—Real Trends National Housing Survey LLC	Delaware
First American Abstract & Title Services, Inc.	South Carolina
First American Abstract Company (Louisiana)	Louisiana
First American Abstract Company (Mississippi)	Mississippi

First American Abstract Company of South Carolina, Inc.	South Carolina
First American Affiliates, Inc.	Florida
First American Auto Title Transfer, L.L.C.	Louisiana
First American Capital Management, Inc. (DE)	Delaware
First American Centralized Services, Inc.	Delaware
First American China Real Estate Consulting Ltd.	China
First American Closing Services, Inc.	California
First American Corporation	Delaware
First American Credco of Puerto Rico, Inc.	Delaware
First American Credit Management Solutions, Inc.	Delaware
First American Default Management Solutions LLC	Florida
First American Equity Loan Services, Inc. (DE)	Delaware
First American Equity Loan Services, Inc. (OH)	Ohio
First American Escrow of Iowa	Iowa
First American Exchange (UT)	Utah
First American Exchange Company, LLC	Delaware
First American Exchange Corporation (NY)	New York
First American Exchange Holding Corporation	Utah
First American Financial Foundation	California
First American Flood Hazard Certification, LLC	Delaware
First American Fulfillment Solutions, LLC	California
First American Holdings CBA, Inc.	Minnesota
First American Holdings, LLC	Delaware
First American Home Buyers Protection Corporation (California)	California
First American Home Buyers Protection Corporation (Delaware)	Delaware
First American Indian Holdings LLC	Delaware
First American Intellitech, Inc.	Delaware
First American International Holdings, LLC	Delaware
First American International Title Services, Inc.	Canada
First American Leasing Company	California
First American Loan Servicing d/b/a Fastrealty.com	Texas
First American Long & Melone Exchange, Ltd.	Hawaii
First American Management Services UK Limited	United Kingdom
First American Membership Services, Inc.	California
First American Midwest Exchange Services, Inc.	Ohio
First American National Claims Outsourcing, LLC	Texas
First American National Default Outsourcing, LLC	Delaware
First American Partners, Inc.	Nevada
First American Property & Casualty Insurance Company	California
First American Real Estate Flood & Tax Solutions LLC	Delaware
First American Real Estate Information Services, Inc.	California
First American Real Estate Solutions II, LLC	California
First American Real Estate Solutions LLC	California
First American Real Estate Solutions of Texas, L.P.	Texas
First American Real Estate Solutions, L.P.	Delaware
First American Real Estate Tax Service, LLC	Delaware
First American Registry, Inc.	Nevada
First American Residential Real Estate Group, Inc.	Delaware
First American Services de Mexico de R.L. de C.V.	Mexico
First American Servicing Solutions, LLC	Delaware
First American Siganture Services, Inc.	California
First American Specialty Insurance Company	California
First American Tax Valuation, Inc.	Florida
First American Title & Abstract Co.	Oklahoma
First American Title & Escrow of Dallas County	Iowa
First American Title & Escrow of Iowa, L.C.	Iowa
First American Title & Escrow of Polk County	Iowa
First American Title & Escrow of Warren County	Iowa
First American Title & Trust Company	Oklahoma
First American Title Agency, Inc.	Virginia
First American Title Company	California
First American Title Company of Asotin County, Inc.	Washington
First American Title Company of Bellingham	Washington
First American Title Company of Carbon County	Wyoming
First American Title Company of Clark County	Washington
First American Title Company of Colorado	Colorado
First American Title Company of Crook County	Wyoming
First American Title Company of Dallas	Texas
First American Title Company of Florida, Inc.	Florida
First American Title Company of Hot Springs County	Wyoming
First American Title Company of Idaho, Inc.	Idaho
First American Title Company of Illinois	Illinois
First American Title Company of Korea	Korea
First American Title Company of Laramie County	Wyoming
First American Title Company of Los Angeles	California
First American Title Company of Marin County	California
First American Title Company of Mineral County, Inc.	Montana
First American Title Company of Montana, Inc.	Montana
First American Title Company of Nevada (Reno)	Nevada
First American Title Company of Nevada (Zephyr Cove)	Nevada
First American Title Company of Ravalli County, Inc.	Montana
First American Title Company of St. Lucie County, Inc.	Florida
First American Title Company of Sublette County	Wyoming
First American Title Company of Thurston County	Washington

First American Title Company of Waco	Texas
First American Title Company, Inc.	Hawaii
First American Title Guaranty Company	California
First American Title Guaranty Holding Company	California
First American Title Insurance Agency of Mohave, Inc.	Arizona
First American Title Insurance Agency, Inc. (Navajo)	Arizona
First American Title Insurance Agency, Inc. (UT)	Utah
First American Title Insurance Agency, LLC	Delaware
First American Title Insurance Company	California
First American Title Insurance Company (Mason County)	Washington
First American Title Insurance Company of Australia Pty Limited	Australia
First American Title Insurance Company of Kansas, Inc.	Kansas
First American Title Insurance Company of New York	New York
First American Title Insurance Company of North Carolina	North Carolina
First American Title Insurance Company of Texas	Texas
First American Title Missouri Agency, Inc.	Missouri
First American Title of Alaska	Alaska
First American Title of Kansas Agency, Inc.	Kansas
First American Title of Korea	Korea
First American Tracking & Insurance Services, Inc.	California
First American Transportation Title Insurance Company	Louisiana
First American Trust, F.S.B.	California
First American UCC Services Agency, LLC	Delaware
First Australian Title Company Pty Limited	Australia
First Canadian CREDCO, Inc.	Canada
First Canadian Title Company Limited	Canada
First Escrow Accounting Services Company	California
First Exchange Corporation	Arizona
First Exchange of Idaho	Idaho
First Florida Title Inc. Agency, LLC	Florida
First Guaranty Bancorp	California
First Hong Kong Title Limited	CI
First Land Title Company	Texas
First Land Title of Tarrant	Texas
First Metropolitan Title Company	Michigan
First Realty Title, LLC	Michigan
First Reliable, LLC	Delaware
First Security Thrift Company	California
First States, Inc.	Pennsylvania
First Title Insurance plc	United Kingdom
First Title New Zealand Limited	New Zealand
First Title plc	United Kingdom
First Title Services Limited	United Kingdom
First UK Financial Corporation plc	United Kingdom
First Woodward Title Agency, LLC	Michigan
Five Star Holdings	California
Florida Abstract & Title Insurance Company of Stuart	Florida
Florida Sunshine Title LLC	Michigan
FMCT, LLC	Michigan
Ford County Title Company, Inc.	Kansas
Fort Bend Title Company	Texas
FREG Financial Services, Inc.	California
Fremont County Title Company	Wyoming
Frolich Meadows Development Company	Oklahoma
Frolich Meadows Estates	Oklahoma
FS Premium Finance Company	California
Fusion MLS, LLC	Delaware
Gadsden Abstract and Appraisal Company	Florida
Gateway Pacific Insurance Agency	California
General Land Abstract Co., Inc.	New Jersey
Golden Title Company, a Title Agency, LLC	Kentucky
Goshen County Abstract & Title Company	Wyoming
GPIC Holdings, Inc.	California
GR Title Services, Inc.	Rhode Island
Grass Valley Aeronautics, Inc.	Washington
Greater Louisiana Title Insurance Company	Louisiana
Green Vue Title, LLC	Michigan
Greystone Health Sciences Corporation	California
Guarantee Title of Johnson County, Inc.	Kansas
Guarantee Title of Wyandotte County, Inc.	Kansas
Guaranty Title Corporation	Maine
Guardian Title Company of Maryland	Maryland
Guardian Title Services Corporation	Florida
HallMark Title Company, LLC	Michigan
Hamilton Land Services, LLC	Delaware
Harder Abstract, LLC	Maryland
Heritage Title Company of Rockwall	Texas
Houston County Abstract Company	Alabama
Huntington Brokerage Corporation	Texas
Illini Title Services, Inc.	Illinois
Independent Title of St. Augustine, Inc.	Florida
Independent Title of St. Johns County, Inc.	Florida
Infinity Information Network, Inc.	South Carolina
Infocheck, Ltd.	Canada

Interactive Data Development, Inc.	Tennessee
Intertitle, Inc.	California
Iowa State Escrow & Closing, Inc.	Iowa
Iowa State Escrow & Closing, L.C.	Iowa
Island Title Corp	Hawaii
Island Title Guaranty Agency of Florida	Florida
iSymmetrics, Inc.	Colorado
Itasca County Abstract Company	Minnesota
JCP Geologists	California
Johnson County Title Company, Inc.	Wyoming
Josephine Crater Title Companies, Inc.	Oregon
JRE Four, LLC	New Jersey
JRE One, LLC	New Jersey
JRE Three, LLC	New Jersey
JRE Two, LLC	New Jersey
JV Mortgage Solutions, LLC	Delaware
Kingman Abstract & Title Company, Inc.	Kansas
L&H Abstract Corporation	New York
Lakeland Title Insurance Agency, LLC	Michigan
Land Title Company of St. Louis, Inc.	Missouri
Land Title Company, Chelan-Douglas County, Inc.	Washington
Landlord Protect, Inc.	New Jersey
Latin Title, Inc.	Florida
LCO IX, LLC	Michigan
LCO VIII, LLC	Michigan
Liberatore Services, Inc.	New York
LMCU Title Agency, LLC	Michigan
LoanStar Mortgagee Services, L.L.C	Texas
Mariposa County Title Company	California
Market Center Title, LLC	Michigan
Masiello Closing Service, LLC	Michigan
Massachusetts Abstract Company, Inc.	Massachusetts
Massachusetts Title Insurance Company	Massachusetts
Masters Abstract, LLC	Ohio
Matrix Asset Management LLC	Colorado
MCM Title Services, Inc.	Ohio
Memphis Title Company	Tennessee
Metro Lakeshore Title Company, a Title Agency, LLC	Michigan
Metro Premier Title Agency, LLC	Michigan
Metro/Advantage Title Company, LLC	Michigan
Metropolitan Title—Illinois, LLC	Michigan
Metropolitan Title—Indiana II, LLC	Michigan
Metropolitan Title—Indiana, LLC	Michigan
Metropolitan title—Kentucky, LLC	Michigan
Metropolitan Title—New Hampshire, LLC	Michigan
Metropolitan Title—Ohio, LLC	Michigan
Metropolitan Title—Tennessee, LLC	Michigan
Metropolitan Title—Wisconsin, LLC	Michigan
Metropolitan Title Company	Michigan
Metropolitan Title Group	Michigan
Metropolitan Title Plant Services, LLC	Michigan
Metroscan, Inc.	Delaware
Mid Illinois Title Services, Inc.	Illinois
Midland Title Agency of NW Ohio	Ohio
Midland Title Security, Inc.	Ohio
Midstate Title Company, Inc.	Michigan
Mid-Valley Title and Escrow Company	California
Midwest Title Insurance Company	Illinois
Miller Abstract Company, Inc.	Missouri
Mississippi Title & Appraisal Company	Mississippi
Modern Abstract Corp	New York
Monroe Title Company	Florida
Montgomery County Abstract Company	Kansas
Moritz Enterprises, Inc.	California
Morgan Kennedy Limited	United Kingdom
Mortgage Guarantee & Title Company	Rhode Island
Mortgage Risk Assessment Corporation	New Jersey
Mortgage Settlement Network, LLC	Pennsylvania
Mt. Shasta Title & Escrow Company	California
MTC Consulting and Land Management Service, LLC	Michigan
MTC Florida, LLC	Michigan
MTC-1 LLC	Michigan
Multifamily Community Insurance Agency, Inc.	Maryland
MVR's, Inc.	Louisiana
National Background Data, LLC	Delaware
National Data Registry, LLC	Delaware
National Default REO Services, LLC	Delaware
National Information Group, Inc.	California
National Lender's Title Guaranty Co., Inc.	Illinois
NDTS Software	Texas
New Arts Acquisition, Inc.	Delaware
New Century Holidays Limited	United Kingdom
New York Abstract Company, Inc.	New York
Nine Parked Place, LLC	Nevada

Nineteen Parked Place, LLC	New Jersey
North American CREDCO, Inc.	Delaware
North American Title, Inc.	Michigan
Northern Michigan Title Company of Emmet	Michigan
Northwest Title Alliance, LLC	Pennsylvania
Northwest Title Company	Oregon
Northwestern Metropolitan Title Company, LLC	Michigan
Norwood Slope Corporation	Washington
Ohio Bar Title Insurance Company	Ohio
Ohio Title Corporation	Ohio
Olympic Development Company	Oklahoma
Omega Insurance Services, Inc.	Florida
Omni Title of Pasco, Inc.	Florida
One Parked Place, LLC	Pennsylvania
Optima Information Solutions, LLC	Delaware
Orange Coast Exchange, LLC	Delaware
Orange Coast Holdings, Inc.	Delaware
Orange Coast Services, LLC	Delaware
Orange County Title Company	California
Oz Title Agency, Ltd	Ohio
Pacific Northwest Tile Company of Kenai, Inc.	Alaska
Pacific Northwest Title Building, Inc.	Washington
Pacific Northwest Title Company of Alaska, Inc.	Alaska
Pacific Northwest Title Company of Spokane, Inc.	Washington
Pacific Northwest Title Company of Washington, Inc.	Washington
Pacific Northwest Title Holding Company	Washington
Pacific Northwest Title Insurance Company	Washington
Pacific Northwest Title Company of Snohomish County	Washington
Pacific Northwest Title of Oregon, Inc.	Oregon
Palm Coast Abstract & Title, Inc.	Florida
Park Resort Development Company	Florida
Parking Intermediary Corp	Pennsylvania
Parking Services, Inc.	Pennsylvania
Pearson Fort Bend Abstract Company	Texas
Pekin Abstract & Title Company	Illinois
Penn Attorneys Title Insurance Co.	Pennsylvania
Penn-Brooke	Oklahoma
People Abstract, LLC	Iowa
Peoples Abstract Company	Iowa
Peoples Abstract LLC	Iowa
Pinnacle Data Corporation	California
Pinnacle Real Estate Tax Services, Inc.	Delaware
Pioneer Agency Acquisition Company	Pennsylvania
Pioneer Agency II, Corp.	Pennsylvania
Pioneer of Philadelphia, Ltd., Inc.	Pennsylvania
Polk County Abstract Company	Wisconsin
Port Lawrence National Agency, Inc.	Ohio
Port Lawrence Title and Trust Company	Ohio
Potter Title Company	Michigan
Premier Claims Service, Inc.	California
Premier Lakeshore Title Agency, LLC	Michigan
Pretiem Corporation	New Jersey
Primary Land Transfer Services, LLC	Delaware
Priority Title Company	California
Professional Resource Screening, Inc.	Delaware
Progressive Land Title of Bowling Green, Inc.	Kentucky
Property Data Services, Inc.	California
Property Data, Inc.	Missouri
Proudfoot Reports, Inc.	New York
Prune Hill Enterprise, Inc.	Washington
Public Abstract Corporation	New York
Pulte Title Agency of Michigan, LLC	Michigan
Quantitative Risk Solutions LLC	Arizona
Quantrix Credit Services, LLC	Delaware
Quantrix, LLC	Delaware
R.E. Consumer's Choice, LLC	Arizona
R.E. Services, Inc.	Ohio
Realeum, Inc	Delaware
Realty Tax & Service Company	California
Relocation Advantage, LLC	Delaware
RELS Reporting Services, LLC	Iowa
RELS Title Services, LLC	Delaware
RELS, LLC	Delaware
Republic Title of Texas, Inc.	Texas
RES, LLC	Delaware
Residential Title Company	California
RMS Information Services, LLC	Utah
Rock River Title, LLC	Illinois
Russell Title, Inc.	Iowa
SAFErealestate, Inc.	California
SafeRent, Inc.	Delaware
Saia Title Company, Inc.	Kansas
San Benito Land Title Corporation	California
San Juan Title LLC	Washington

San Mateo County Title Company	California
Seconda, LLC	California
Security Land Title Company	Kansas
Security Title Company of Hutchinson, Inc.	Kansas
Service Standard Title and Trust, Ltd.	Virgin Islands
Settlers Abstract Company, L.P.	Pennsylvania
Settlers Title Agency, Inc.	New Jersey
Seventeen Parked Place, LLC	New Jersey
SFA Title Company	Korea
SFG Title Agency, LLC	Michigan
Shoshone Title Insurance and Abstract Company	Wyoming
Showcase Title Agency, LLC	Michigan
Signature Title Company, LLC	Michigan
Signature Title Corp.	New Hampshire
Sixteen Parked Place, LLC	Delaware
Skylar Aeronautics, Inc.	Washington
Smart Title Solutions LLC	Delaware
SMS Settlement Services, Inc.	California
SNK Holdings, Inc.	Illinois
Source One Services Corporation	Utah
Southwest Title Land Company	Oklahoma
Southwestern Metropolitan Title Company, LLC	Michigan
Staff Benefits Services, LLC	Minnesota
Standard Title Insurance Company, Inc.	Oklahoma
Sterling Title Company of Sandoval County	New Mexico
Stonegate Land Transfer, LLC	Delaware
Substance Abuse Management, Inc.	Florida
Superior Trustee's Services Co., Inc.	California
Sweeney Closing Services, LLC	New Hampshire
T.A. Alliance Home Connect, LLC	Pennsylvania
T.A. Financial Service, Inc.	Pennsylvania
T.A. Insurance Alliance, LLC	Pennsylvania
T.A. of Alliance, LLC	Ohio
T.A. of Centre County, LLC	Pennsylvania
T.A. of Dauphin County, Inc.	Pennsylvania
T.A. of Dayton, LLC	Delaware
T.A. of Westmoreland, LLC	Pennsylvania
T.A. Title Agency of OH, Inc.	Pennsylvania
T.A. Title Agency, Inc. NJ	Ohio
T.A. Title Insurance Company	New Jersey
TA Holdings, Inc.	Pennsylvania
TA of Havertown, LLC	Pennsylvania
Teletrack, Inc.	Georgia
Territorial Abstract & Title Company, Inc.	New Mexico
Territorial Escrow Services, Inc.	New Mexico
Teton Land Title Company	Wyoming
Texas Escrow Company	Texas
The Abstract Company of PA, Inc.	Pennsylvania
The Closing Network, LTD	Pennsylvania
The Donegan Abstract Company	Texas
The First American Financial Corporation	California
The Heritage Escrow Company, Inc.	California
The Inland Empire Service Corporation	California
The Port Lawrence Agency, Inc.	Ohio
The Security Abstract & Title Company, Inc.	Kansas
The Security First Title Affiliates, Inc.	Florida
The Title Security Group, Inc.	Puerto Rico
The Trust Company of St. Louis County	Missouri
Thirteen Parked Place, LLC	Pennsylvania
Thomas Abstract Company, Inc.	Alabama
Ticore, Inc.	Oregon
Tims Ford Title & Escrow, Inc.	Tennessee
Title 100, LLC	Michigan
Title Advantage, LLC	Michigan
Title Alliance of Cincinnati, LLC	Ohio
Title Alliance, LLC	Michigan
Title Alliance, Ltd	Pennsylvania
Title Bond & Mortgage Company	Michigan
Title Insurance Agency of Juneau, Inc.	Alaska
Title Insurance Company of Oregon	Oregon
Title Optics, Inc.	Washington
Title Partners of American, Inc.	Florida
Title Records, Inc.	Florida
Title Search Services, LLC	Virginia
Title Security of Brevard, Inc.	Florida
Title Software Corporation	Texas
Titlereporter Limited	United Kingdom
Total Information Source, Inc.	North Carolina
TransAlaska Title Insurance Agency, Inc.	Alaska
Transfers Limited, LLC	Delaware
Tri-County Tax Research, Inc.	Michigan
Tuscola Title & Escrow, Inc.	Michigan
Twenty One Parked Place, LLC	Pennsylvania
Twenty Parked Place, LLC	Pennsylvania

Twenty Three Parked Place, LLC	Delaware
Twenty Two Parked Place, LLC	Delaware
Twin City Title	Texas
UD Registry, Inc.	California
United General Financial Services, Inc.,	Colorado
United General Holding Company, Inc.	Colorado
United General Title Insurance Company	Colorado
Universal Partnerships, Inc.	Minnesota
Universal Title Company	Minnesota
US SEARCH.com, Inc.	California
Valuation Information Technology, L.L.C.	Iowa
Vehicle Title, LLC	Delaware
Vendor Management Services, Inc.	Delaware
Village Partners Title, LLC	Michigan
Virginia Title Examiners, LLC	Virginia
Warranty Title & Abstract Co. Inc.	Oklahoma
Warren County Abstract	Iowa
Washakie Abstract Company	Wyoming
Weatherford Title Company	Texas
West Michigan Realtors Title Company, LLC	Michigan
Western National Title Insurance Company	Utah
Woodford County Abstract & Title Company, Inc.	Illinois
Wyoming First County	Wyoming
Wyoming Land Title Company	Wyoming
Yakima County Title Company	Washington
ZapApp India Private Limited	India